Exhibit 19


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                              11

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.170%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.180%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.210%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.530%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $7,294,107.20                  $116.25           $7,294,223.45
  Repurchased Loan Proceeds Related to Interest                           6,120.57                     0.00                6,120.57
                                                                          --------                     ----                --------
      Total                                                          $7,300,227.77                  $116.25           $7,300,344.02
  Servicer Advances:
  Principal Advances                                                         $0.00                  $978.53                 $978.53
  Interest Advances                                                   2,269,053.90                   207.54            2,269,261.44
                                                                      ------------                   ------            ------------
      Total                                                          $2,269,053.90                $1,186.07           $2,270,239.97
  Principal:
  Principal Collections                                             $53,118,914.36                $5,644.54          $53,124,558.90
  Prepayments in Full                                                24,888,416.29                     0.00           24,888,416.29
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        264,080.19                     0.00              264,080.19
  Payahead Draws                                                              0.00                   210.56                  210.56
                                                                              ----                   ------                  ------
      Total                                                         $78,271,410.84                $5,855.10          $78,277,265.94
  Liquidation Proceeds                                                                                                $1,941,764.36
  Recoveries from Prior Month Charge-Offs                                                                                 36,686.49
                                                                                                                          ---------
      Total Principal Collections                                                                                    $80,255,716.79
  Principal Losses for Collection Period                                                                              $3,755,119.93
  Total Regular Principal Reduction                                                                                  $82,033,364.40
  Total Collections                                                                                                  $89,826,300.78

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $89,826,300.78
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $89,826,300.78



                                                          Page 1


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                              11

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,835,228.73        $1,835,228.73                $0.00
   Amount per $1,000 of Original Balance               0.60                 0.60                 0.00
  Net Swap Payment, Tranche A2 B                 $197,070.74
  Net Swap Payment, Tranche A3 B                 $246,208.33
  Net Swap Payment, Tranche A4 B                 $267,911.39
  Net Swap Payment, Tranche B-2                   $53,143.33
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  606,947.89          606,947.89                   0.00                 0.00                0.00
   Class A2 B Notes                  409,127.83          409,127.83                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  261,566.67          261,566.67                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  198,574.44          198,574.44                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    44,327.50           44,327.50                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $2,872,135.58       $2,872,135.58                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,122,089.75       $3,122,089.75               $0.00                $0.00               $0.00
  Total Available for Principal Distribution    $84,104,648.51
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        10,969,601.84
   Regular Principal Distribution Amount     65,441,412.03
                                             -------------
      Principal Distribution Amount         $76,411,013.87
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       38,205,506.93
    Class A2 B Notes                                       38,205,506.94
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                          $76,411,013.87
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:             $76,411,013.87
  Collections Released to Seller                          $7,693,634.64
  Total Available for Distribution           $89,826,300.78
  Total Distribution (incl. Servicing Fee)   $89,826,300.78

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                              11

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              59.70                    0.95                    60.64
  Class A2 B Notes                                              59.70                    0.64                    60.34
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    0.92                     0.92
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    0.94                     0.94
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.19                     1.19
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $25.48                   $0.96                   $26.43
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $24.98                   $1.02                   $26.00

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,041,606,052.11       0.6806660              $1,965,195,038.24        0.6551908
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             449,591,026.05       0.7024860                 411,385,519.12        0.6427899
  Class A2 B Notes                             449,591,026.06       0.7024860                 411,385,519.12        0.6427899
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,101,595,052.11       0.6869275              $2,025,184,038.24        0.6619518
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              40.75                                           39.93
  Remaining Number of Receivables                      149,430                                         147,039
  Portfolio Receivable Balance               $2,202,274,470.80                               $2,120,241,106.40

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $5,452,412.03
  Specified Credit Enhancement Amount                                                                        $21,202,411.06
  Yield Supplement Overcollateralization Amount                                                              $89,604,656.13
  Target Level of Overcollateralization                                                                      $95,057,068.16

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                              11

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,941,764.36
  Recoveries from Prior Month Charge-Offs                                                                                $36,686.49
  Total Principal Losses for Collection Period                                                                        $3,755,119.93
  Charge-off Rate for Collection Period (annualized)                                                                          0.97%
  Cumulative Net Losses for all Periods                                                                              $12,672,714.18


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,881                $28,473,799.27
  61-90 Days Delinquent                                                                           254                 $3,843,955.37
  91-120 Days Delinquent                                                                           75                 $1,222,998.59
  Over 120 Days Delinquent                                                                        103                 $1,762,222.43

  Repossesion Inventory                                                                           316                 $4,836,822.97


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.9458%
  Preceding Collection Period                                                                                               1.0084%
  Current Collection Period                                                                                                 0.9865%
  Three Month Average                                                                                                       0.9802%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2931%
  Current Collection Period                                                                                                 0.2938%
  Three Month Average                                                                                                       0.2939%

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                              11

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,425,952.95                     $3,317.49
  New Advances                                                                           2,252,222.15                      1,186.07
  Servicer Advance Recoveries                                                            1,437,999.26                        330.48
                                                                                         ------------                        ------
  Ending Servicer Advances                                                              $6,240,175.84                     $4,173.08

  Current Month Interest Advances for Prepaid Loans                                        $16,831.75                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $2,737.32
  Additional Payaheads                                                                                                       197.35
  Payahead Draws                                                                                                             326.81
                                                                                                                             ------
  Ending Payahead Account Balance                                                                                         $2,607.86

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